As filed with the Securities and Exchange Commission on August 6, 2004	Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NEKTAR THERAPEUTICS

(Exact name of registrant as specified in its charter)

Delaware	94-3134940
(State of Incorporation)	(I.R.S. Employer Identification No.)

150 Industrial Road San Carlos, CA 94070
(Address of principal executive offices)

2000 Equity Incentive Plan Nektar Therapeutics 401(k) Retirement Plan
(Full title of the plans)

Ajit S. Gill Chief Executive Officer, President and Director Nektar Therapeutics 150 Industrial Road San Carlos, CA 94070 (650) 631-3100
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Mark P. Tanoury, Esq. John M. Geschke, Esq. Cooley Godward LLP Five Palo Alto Square 3000 El Camino Real Palo Alto, CA 94306 (650) 843-5000

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Share (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Stock (par value $0.0001)	2,200,000 shares	$12.82	$28,204,000	$3,573.45

(1)   Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h).  The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant’s Common Stock on August 5, 2004 as reported on the Nasdaq National Market (pursuant to Rule 457(c) under the Securities Act of 1933, as amended).  This Registration Statement covers 1,900,000 shares issuable under the Registrant’s 2000 Equity Incentive Plan and 300,000 shares issuable under the Registrant’s 401(k) Retirement Plan.  This registration statement shall cover any additional shares of Common Stock which become issuable under the 2000 Equity Incentive Plan and the 401(k) Retirement Plan set forth herein by reason of any stock dividend, stock split, recapitalization or any other similar transaction without receipt of consideration which results in an increase in the number of shares of the Registrant’s outstanding Common Stock.

INCORPORATION BY REFERENCE OF CONTENTS OF

REGISTRATION STATEMENT ON FORM S-8 NO. 333-76638

REGISTRATION STATEMENT ON FORM S-8 NO. 333-59735

REGISTRATION STATEMENT ON FORM S-8 NO. 333-07969

The contents of Registration Statement on Form S-8 No. 333-76638, as amended, filed with the Securities and Exchange on Commission January 11, 2001 are incorporated by reference herein.

The contents of Registration Statement on Form S-8 No. 333-59735, as amended, filed with the Securities and Exchange on Commission July 23, 1998 are incorporated by reference herein.

The contents of Registration Statement on Form S-8 No. 333-07969 filed with the Securities and Exchange Commission on July 11, 1996 are incorporated by reference herein.

EXHIBITS

Exhibit Number		Description

3.1	(1)	Certificate of Incorporation of Inhale Therapeutic Systems (Delaware), Inc.

3.2	(1)	Bylaws of Nektar Therapeutics.

3.3	(8)	Certificate of Amendment of the Amended Certificate of Incorporation of Nektar Therapeutics.

3.4	(11)	Certificate of Designation of Series A Junior Participating Preferred Stock of Nektar Therapeutics.

3.5	(12)	Certificate of Designation of Series B Convertible Preferred Stock of Nektar Therapeutics.

3.6	(14)	Certificate of Ownership and Merger of Nektar Therapeutics.

4.1		Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6.

4.2	(2)	Restated Investor Rights Agreement, dated April 29, 1993, as amended October 29, 1993, by and among Nektar Therapeutics and certain other persons named therein.

4.3	(3)	Stock Purchase Agreement, dated January 18, 1995, by and between Nektar Therapeutics and Pfizer Inc.

4.4	(4)	Form of Purchase Agreement, dated January 28, 1997, by and among Nektar Therapeutics and the individual Purchasers.

4.5	(5)	Stock Purchase Agreement, dated December 8, 1998, by and between Nektar Therapeutics and Capital Research and Management Company.

4.6	(6)	Purchase Agreement, dated October 6, 1999, by and among Nektar Therapeutics, Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper Jaffray Inc.

4.7	(6)	Resale Registration Rights Agreement, dated October 13, 1999, by and among Nektar Therapeutics, Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper Jaffray Inc.

4.8	(6)	Indenture, dated October 13, 1999, by and between Nektar Therapeutics, as Issuer, and Chase Manhattan Bank and Trust Company, National Association, as Trustee.

4.9	(6)	Form of Registration Rights Agreement by and between Nektar Therapeutics and Alliance Pharmaceutical Corp.

4.10	(7)

Purchase Agreement, dated February 2, 2000, by and among Nektar Therapeutics, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.11	(7)

Resale Registration Rights Agreement, dated February 8, 2000, by and among Nektar Therapeutics, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.12	(7)	Indenture, dated February 8, 2000, by and between Nektar Therapeutics, as Issuer, and Chase Manhattan Bank and Trust Company, National Association, as Trustee.

4.13	(14)	Specimen Common Stock certificate.

4.14	(9)	Specimen warrants to purchase shares of Common Stock.

4.15	(10)

Purchase Agreement, dated October 11, 2000, by and among Nektar Therapeutics, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.16	(10)	Resale Registration Rights Agreement, dated October 17, 2000, by and among Nektar Therapeutics,

		Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities, Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.17	(10)	Indenture, dated October 17, 2000, by and between Nektar Therapeutics, as Issuer, and Chase Manhattan Bank and Trust Company, National Association, as Trustee.

4.18	(11)	Rights Agreement, dated as of June 1, 2001, by and between Nektar Therapeutics and Mellon Investor Services LLC., as Rights Agent.

4.19	(11)	Form of Right Certificate.

4.20	(12)	Preferred Stock Purchase Agreement, dated January 7, 2002, by and between Nektar Therapeutics and Enzon Pharmaceuticals, Inc.

4.21	(13)	Common Stock Purchase Agreement, dated June 7, 2002, by and between Nektar Therapeutics and AFAC Equity L.P.

4.22	(13)	Common Stock Purchase Agreement, dated July 9, 2002, by and between Nektar Therapeutics and AFAC Equity L.P.

4.23	(15)	Common Stock Purchase Agreement, dated December 6, 2002, by and between Nektar Therapeutics and AFAC Equity L.P.

4.24	(16)

Purchase Agreement, dated June 25, 2003, by and among Nektar Therapeutics, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc., Friedman, Billings, Ramsey & Co. Inc. and SG Cowen Securities Corporation.

4.25	(16)

Resale Registration Rights Agreement, dated June 30, 2003, by and among Nektar Therapeutics, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc., Friedman, Billings, Ramsey & Co., Inc. and SG Cowen Securities Corporation.

4.26	(16)	Indenture, dated June 30, 2003, by and between Nektar Therapeutics and J.P. Morgan Trust Company, National Association, as trustee.

4.27	(17)	Indenture, dated October 9, 2003, by and between Nektar Therapeutics and J.P. Morgan Trust Company, National Association, as trustee.

4.28	(19)	Resale Registration Rights Agreement, dated October 9, 2003, by and among Nektar Therapeutics and the entities named therein.

4.29	(17)	Form of Convertible Subordinated Note due 2010.

4.30	(18)	First Supplemental Indenture, dated October 17, 2003, by and between Nektar Therapeutics and J.P. Morgan Trust Company, National Association, as trustee.

5.1	(20)	Opinion of Cooley Godward LLP.

10.1	(21)	2000 Equity Incentive Plan, as amended.

10.2	(21)	Nektar Therapeutics 401(k) Retirement Plan, as amended.

10.3	(21)	Amendment to Non-Standardized Adoption Agreement No. 001 for use with Nektar Therapeutics 401(k) Retirement Plan, as amended.

23.1	(20)	Consent of Ernst & Young LLP, independent registered public accounting firm

23.2		Consent of Cooley Godward LLP (included in Exhibit 5.1).

24.1		Power of Attorney is contained on the signature pages.

(1)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(2)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Registration Statement on Form S-1 (No. 33-75942), as amended.

(3)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Registration Statement on Form S-1 (No. 33-89502), as amended.

(4)           Incorporated by reference to Nektar Therapeutics’ Registration Statement on Form S-3 (No. 333-20787).

(5)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Registration Statement on Form S-3 (No. 333-68897), as amended.

(6)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Registration Statement on Form S-3 (No. 333-94161), as amended.

(7)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 1999.

(8)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

(9)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

(10)         Incorporated by reference to Nektar Therapeutics’ Registration Statement on Form S-3 (No. 333-53678), filed on January 12, 2001.

(11)         Incorporated by reference to Nektar Therapeutics’ Current Report on Form 8-K, filed on June 4, 2001.

(12)         Incorporated by reference to Nektar Therapeutics’ Current Report on Form 8-K, filed on January 8, 2002.

(13)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

(14)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Current Report on Form 8-K, filed on January 23, 2003.

(15)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Annual Report on Form 10-K, as amended, for the year ended December 31, 2002.

(16)         Incorporated by reference to Nektar Therapeutics’ Current Report on Form 8-K, filed July 2, 2003.

(17)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Current Report on Form 8-K, filed on October 10, 2003.

(18)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Current Report on Form 8-K, filed on October 20, 2003.

(19)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Current Report on Form 8-K, filed on November 3, 2003.

(20)         Filed herewith.

(21)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Carlos, State of California, on August 6, 2004.

NEKTAR THERAPEUTICS

By:	/s/ Ajay Bansal
Ajay Bansal
Vice President, Finance and Administration and Chief Financial Officer (Principal Accounting and Financial Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ajit S. Gill and Ajay Bansal, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or for her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ajit S. Gill	President, Chief Executive Officer and Director (Principal Executive Officer)	August 6, 2004
Ajit S. Gill

/s/ Robert B. Chess	Executive Chairman of the Board of Directors	August 6, 2004
Robert B. Chess

/s/ Ajay Bansal	Chief Financial Officer, Vice President of Finance and Administration and Assistant Secretary (Principal Financial and Accounting Officer)	August 6, 2004
Ajay Bansal

/s/ John S. Patton, Ph.D.	Founder, Chief Scientific Officer and Director	August 6, 2004
John S. Patton, Ph.D.

/s/ Michael A. Brown	Director	August 6, 2004
Michael A. Brown

/s/ Christopher A. Kuebler	Director	August 6, 2004
Christopher A. Kuebler

/s/ Irwin Lerner	Director	August 6, 2004
Irwin Lerner

/s/ Melvin Perelman, Ph.D.	Director	August 6, 2004
Melvin Perelman, Ph.D.

/s/ Susan Wang	Director	August 6, 2004
Susan Wang

/s/ Roy A. Whitfield	Director	August 6, 2004
Roy A. Whitfield

EXHIBITS

Exhibit Number		Description

3.1	(1)	Certificate of Incorporation of Inhale Therapeutic Systems (Delaware), Inc.

3.2	(1)	Bylaws of Nektar Therapeutics.

3.3	(8)	Certificate of Amendment of the Amended Certificate of Incorporation of Nektar Therapeutics.

3.4	(11)	Certificate of Designation of Series A Junior Participating Preferred Stock of Nektar Therapeutics.

3.5	(12)	Certificate of Designation of Series B Convertible Preferred Stock of Nektar Therapeutics.

3.6	(14)	Certificate of Ownership and Merger of Nektar Therapeutics.

4.1		Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6.

4.2	(2)	Restated Investor Rights Agreement, dated April 29, 1993, as amended October 29, 1993, by and among Nektar Therapeutics and certain other persons named therein.

4.3	(3)	Stock Purchase Agreement, dated January 18, 1995, by and between Nektar Therapeutics and Pfizer Inc.

4.4	(4)	Form of Purchase Agreement, dated January 28, 1997, by and among Nektar Therapeutics and the individual Purchasers.

4.5	(5)	Stock Purchase Agreement, dated December 8, 1998, by and between Nektar Therapeutics and Capital Research and Management Company.

4.6	(6)	Purchase Agreement, dated October 6, 1999, by and among Nektar Therapeutics, Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper Jaffray Inc.

4.7	(6)	Resale Registration Rights Agreement, dated October 13, 1999, by and among Nektar Therapeutics, Lehman Brothers Inc., Deutsche Bank Securities Inc. and U.S. Bancorp Piper Jaffray Inc.

4.8	(6)	Indenture, dated October 13, 1999, by and between Nektar Therapeutics, as Issuer, and Chase Manhattan Bank and Trust Company, National Association, as Trustee.

4.9	(6)	Form of Registration Rights Agreement by and between Nektar Therapeutics and Alliance Pharmaceutical Corp.

4.10	(7)

Purchase Agreement, dated February 2, 2000, by and among Nektar Therapeutics, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.11	(7)

Resale Registration Rights Agreement, dated February 8, 2000, by and among Nektar Therapeutics, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.12	(7)	Indenture, dated February 8, 2000, by and between Nektar Therapeutics, as Issuer, and Chase Manhattan Bank and Trust Company, National Association, as Trustee.

4.13	(14)	Specimen Common Stock certificate.

4.14	(9)	Specimen warrants to purchase shares of Common Stock.

4.15	(10)

Purchase Agreement, dated October 11, 2000, by and among Nektar Therapeutics, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.16	(10)

Resale Registration Rights Agreement, dated October 17, 2000, by and among Nektar Therapeutics, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities, Inc., Lehman Brothers Inc. and U.S. Bancorp Piper Jaffray Inc.

4.17	(10)	Indenture, dated October 17, 2000, by and between Nektar Therapeutics, as Issuer, and Chase Manhattan Bank and Trust Company, National Association, as Trustee.

4.18	(11)	Rights Agreement, dated as of June 1, 2001, by and between Nektar Therapeutics and Mellon Investor Services LLC., as Rights Agent.

4.19	(11)	Form of Right Certificate.

4.20	(12)	Preferred Stock Purchase Agreement, dated January 7, 2002, by and between Nektar Therapeutics and Enzon Pharmaceuticals, Inc.

4.21	(13)	Common Stock Purchase Agreement, dated June 7, 2002, by and between Nektar Therapeutics and AFAC Equity L.P.

4.22	(13)	Common Stock Purchase Agreement, dated July 9, 2002, by and between Nektar Therapeutics and AFAC Equity L.P.

4.23	(15)	Common Stock Purchase Agreement, dated December 6, 2002, by and between Nektar Therapeutics and AFAC Equity L.P.

4.24	(16)

Purchase Agreement, dated June 25, 2003, by and among Nektar Therapeutics, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc., Friedman, Billings, Ramsey & Co. Inc. and SG Cowen Securities Corporation.

4.25	(16)

Resale Registration Rights Agreement, dated June 30, 2003, by and among Nektar Therapeutics, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Lehman Brothers Inc., Friedman, Billings, Ramsey & Co., Inc. and SG Cowen Securities Corporation.

4.26	(16)	Indenture, dated June 30, 2003, by and between Nektar Therapeutics and J.P. Morgan Trust Company, National Association, as trustee.

4.27	(17)	Indenture, dated October 9, 2003, by and between Nektar Therapeutics and J.P. Morgan Trust Company, National Association, as trustee.

4.28	(19)	Resale Registration Rights Agreement, dated October 9, 2003, by and among Nektar Therapeutics and the entities named therein.

4.29	(17)	Form of Convertible Subordinated Note due 2010.

4.30	(18)	First Supplemental Indenture, dated October 17, 2003, by and between Nektar Therapeutics and J.P. Morgan Trust Company, National Association, as trustee.

5.1	(20)	Opinion of Cooley Godward LLP.

10.1	(21)	2000 Equity Incentive Plan, as amended.

10.2	(21)	Nektar Therapeutics 401(k) Retirement Plan, as amended.

10.3	(21)	Amendment to Non-Standardized Adoption Agreement No. 001 for use with Nektar Therapeutics 401(k) Retirement Plan, as amended.

23.1	(20)	Consent of Ernst & Young LLP, independent registered public accounting firm.

23.2		Consent of Cooley Godward LLP (included in Exhibit 5.1).

24.1		Power of Attorney is contained on the signature pages.

(1)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

(2)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Registration Statement on Form S-1 (No. 33-75942), as amended.

(3)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Registration Statement on Form S-1 (No. 33-89502), as amended.

(4)           Incorporated by reference to Nektar Therapeutics’ Registration Statement on Form S-3 (No. 333-20787).

(5)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Registration Statement on Form S-3 (No. 333-68897), as amended.

(6)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Registration Statement on Form S-3 (No. 333-94161), as amended.

(7)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Annual Report on Form 10-K for the year ended December 31, 1999.

(8)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2000.

(9)           Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

(10)         Incorporated by reference to Nektar Therapeutics’ Registration Statement on Form S-3 (No. 333-53678), filed on January 12, 2001.

(11)         Incorporated by reference to Nektar Therapeutics’ Current Report on Form 8-K, filed on June 4, 2001.

(12)         Incorporated by reference to Nektar Therapeutics’ Current Report on Form 8-K, filed on January 8, 2002.

(13)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

(14)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Current Report on Form 8-K, filed on January 23, 2003.

(15)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Annual Report on Form 10-K, as amended, for the year ended December 31, 2002.

(16)         Incorporated by reference to Nektar Therapeutics’ Current Report on Form 8-K, filed July 2, 2003.

(17)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Current Report on Form 8-K, filed on October 10, 2003.

(18)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Current Report on Form 8-K, filed on October 20, 2003.

(19)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Current Report on Form 8-K, filed on November 3, 2003.

(20)         Filed herewith.

(21)         Incorporated by reference to the indicated exhibit in Nektar Therapeutics’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.